UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
_____________________________________________________________________

Date of Report (Date of earliest event reported): September 7, 2026

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11083	04-2695240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    300 Boston Scientific Way, Marlborough, Massachusetts                 01752-1234
    (Address of principal executive offices)                           (Zip Code)

(508) 683-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BSX	New York Stock Exchange
0.625% Senior Notes due 2027	BSX27	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.05 Material Cybersecurity Incidents.

As previously disclosed in a Current Report on Form 8-K filed on August 26, 2026 with the Securities and Exchange Commission, on August 25, 2026, Boston Scientific Corporation (the “Company”) identified a cybersecurity incident that affected certain of its information technology systems and resulted in a global disruption to the Company’s operations. Upon detection, the Company activated its incident response protocols, and since then has been working, with the assistance of third-party cybersecurity experts, to investigate, assess and contain the impact of the incident and to restore operations.

The incident involved unauthorized activity on certain of the Company’s systems that resulted in a network outage affecting access to certain operating systems and business applications, which impacted the Company’s ability to manufacture as well as process and ship customer orders. As of the date of this Current Report on Form 8-K, the Company has not identified evidence of ongoing unauthorized access to its systems. The Company’s investigation of the incident remains ongoing.

The Company continues to make progress in restoring many of the affected systems, including substantial restoration of its distribution network, with major distribution centers now processing and shipping customer orders at or above normal operating levels. Additionally, the Company’s sterilization facilities are now operational and manufacturing has resumed across most facilities globally. While the timeline for a full operational recovery is uncertain, the Company continues to work diligently to fully restore all affected systems.

Based on the information currently available as of the date of this Current Report on Form 8-K, the Company has determined that the incident is likely to have a material impact on the Company’s results of operations for the third quarter and full year 2026. As a result, the Company believes that it is unlikely to meet the net sales growth and adjusted EPS guidance ranges for the third quarter and full year 2026 that the Company previously provided on July 29, 2026. The Company anticipates recovering some portion of the impacted revenue as it continues to ramp operations globally, fulfill customer orders and reduce remaining backlogs, however the full impacts are not yet known. The Company intends to provide an update on its operational and financial outlook for the remainder of fiscal year 2026, incorporating the anticipated impact of the incident, during its planned conference call to discuss financial results and business highlights for the third quarter 2026 to be held on Wednesday, October 28, 2026. As of the date of this Current Report on Form 8-K, the Company does not expect the incident will have a material impact on its long-term financial condition.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements that we may make from time to time, including statements contained in this Current Report on Form 8-K and information incorporated by reference herein, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend,” “aim,” “goal,” “target,” “continue,” “hope,” “may” and similar words. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. These forward-looking statements include, among other things, statements regarding the Company’s current understanding regarding the extent of the cybersecurity incident and the results or findings of the Company’s investigation thereof; the Company’s ability to contain and/or mitigate the incident, including the timing to restore all affected systems and for a full operational recovery; the impact of the incident on, and disruption to, the Company’s business, reputation and operations; and the impact of the incident on the Company’s financial condition and results of operations, including with respect to previously provided guidance for the third quarter and full year 2026. If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements. These factors, in some cases, have affected and in the future (together with other factors) could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this Current Report on Form 8-K. As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

Factors that may cause such differences include, among other things: economic conditions, including the impact of foreign currency fluctuations; future U.S. and global political, competitive, reimbursement and regulatory conditions, including changing trade and tariff policies; geopolitical conflicts and tensions; manufacturing, distribution and supply chain disruptions and cost increases; disruptions caused by cybersecurity events, including the impacts of the cybersecurity incident described herein, the results of the Company’s investigation into the cybersecurity incident, any impairment to the Company’s systems or data, delays or difficulties in restoring the Company’s operations, the adequacy of processes during the period of disruption of the Company’s operations, and the Company’s ability to use alternatives to its systems to the extent needed; the unauthorized release of any confidential data or information of the Company, including third party data held by the Company, and the use of any such data for any fraudulent or criminal purposes; adverse impacts of the cybersecurity incident on the Company’s business, financial condition or results of operations; the diversion of management’s attention from the Company’s operations to address the cybersecurity incident; potential litigation related to the cybersecurity incident; potential adverse effects on relationships with customers, suppliers and other third parties as a result of the cybersecurity incident; reputational risk and/or regulatory scrutiny related to the cybersecurity incident; disruptions caused by public health emergencies or extreme weather or other climate change-related events; labor shortages and increases in labor costs; variations in outcomes of ongoing and future clinical trials and market studies; new product introductions; expected procedural volumes; the closing and integration of acquisitions; clinical trial results; demographic trends; intellectual property; litigation; financial market conditions; the execution and effect of our business strategy, including our cost-savings and growth initiatives; and future business decisions made by us and our competitors. New risks and uncertainties may arise from time to time and are difficult to predict. All of these factors are difficult or impossible to predict accurately and many of them are beyond our control. For a further list and description of these and other important risks and uncertainties that may affect our future operations, refer to Part I, Item 1A. Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A. Risk Factors in subsequent Quarterly Reports on Form 10-Q that we will file hereafter. We disclaim any intention or obligation to publicly update or revise any forward-looking statement to reflect any change in our expectations or in events, conditions, or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements, except as required by law. This cautionary statement is applicable to all forward-looking statements contained in this Current Report on Form 8-K and any statements incorporated herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 8, 2026	BOSTON SCIENTIFIC CORPORATION

		By:	/s/ Susan Thompson
Susan Thompson
Vice President, Chief Corporate Counsel and Assistant Secretary